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                          AMENDMENT TO EMPLOYMENT AGREEMENT
                               AS AMENDED APRIL 1, 1998

1)   Replace Chief Operating Officer by Chief Executive Officer.

2)   Salary is raised to $250,000 per year

3) Target bonus for 1st 3 Quarters is $40,000 (annualized) and $50,000 in the 4th Quarter (annualized) and thereafter.

     A bonus will not be paid if the company does less than 75% of plan pre-tax/ interest. Between 75% and 100% of plan, the bonus is paid pro-rata. Above plan, the company will accrue 5% of the incremental pre-tax profits, all or some of which the Board will distribute at its discretion.

3) 200,000 shares as previously granted for future performance vesting monthly over four (4) years.

4)   250,000 shares for future performance vesting monthly over four (4) years.






                              Imaging Technologies Corporation

                              By: [ILLEGIBLE]
                                 ---------------------------------------

                              Title: Chairman
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                              /s/ Brian Bonar
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                              Brian Bonar